UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
August 19, 2015

Remy International, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-13683	47-1744351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Corporation Drive
Pendleton, IN 46064
(Address of principal executive offices, including zip code)

(765) 778-6499
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 19, 2015, Remy International, Inc., a Delaware corporation (“Remy” or the “Company”) issued a press release to announce that a special meeting of Remy stockholders has been scheduled in connection with the proposed acquisition of Remy by BorgWarner Inc., a Delaware corporation (“BorgWarner”). The special meeting has been scheduled for Remy stockholders to, among other things, consider and vote upon a proposal to adopt the previously announced merger agreement, dated as of July 12, 2015, entered into among Remy, BorgWarner Inc. and Band Merger Sub, Inc, a wholly owned subsidiary of BorgWarner. Under the terms of the merger agreement, each share of common stock of Remy issued and outstanding immediately prior to the effective time of the merger (other than excluded shares and dissenting shares) will be converted into the right to receive $29.50 per share in cash, without interest and less any applicable withholding taxes.

The special meeting is currently scheduled to be held on Tuesday, September 22, 2015 at 10:00 a.m., local time, at Remy’s headquarters (600 Corporation Drive, Pendleton, Indiana 46064). Stockholders of record as of the close of business on August 14, 2015 will be entitled to notice of and to vote at (in person or by proxy) the special meeting and at any adjournment or postponement thereof.

Remy also announced in the press release that the definitive proxy statement in respect of the special meeting was filed with the United States Securities and Exchange Commission on August 18, 2015, and that Remy currently expects to commence mailing of the proxy materials to stockholders on or about August 20, 2015.

The closing of the proposed acquisition of Remy by BorgWarner remains subject to other customary closing conditions in addition to the adoption of the merger agreement by Remy’s stockholders, including the making or obtaining of any filings, authorizations, consents or approvals regarding the acquisition required pursuant to antitrust laws in Austria, Germany, China, Korea and Mexico and the termination or expiration of any applicable waiting period thereunder. Assuming the timely satisfaction of the closing conditions, the transaction is currently expected to be completed in the fourth quarter of 2015.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statements Regarding Forward-Looking Information

Some of the statements contained in this Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995.

These statements include declarations regarding intents, beliefs, estimates and current expectations of the Company. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue,” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such estimates, assumptions, risks, uncertainties and other factors include, but are not limited to, those related to (i) the likelihood that the transaction is consummated on a timely basis or at all, including whether government approvals sought in connection with the transaction will be obtained (or obtained within the time periods anticipated) and whether the other conditions required to complete the transaction will be met (or met within the time periods anticipated), (ii) whether the expected benefits of the transaction will be realized, (iii) the risk that, and uncertainty as to whether, costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, suppliers and other counterparties) related to the transaction may be greater than expected, and (iv) future financial results and liquidity, (v) development of new products and services, (vi) the effect of competitive products or pricing, (vii) the effect of commodity and raw material prices, (viii) the impact of supply chain cost management initiatives, (ix) restructuring risks, (x) customs duty claims, (xi) litigation uncertainties and warranty claims, (xii) conditions in the automotive industry, (xiii) foreign currency fluctuations, (xiv) costs related to re-sourcing and outsourcing products and (xv) the effect of economic conditions.

These forward-looking statements are also qualified by, and should be read together with the “Forward-looking Statements”, the “Risk Factors” and the other statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2014, subsequent Quarterly Reports on Form 10-Q, and other filings, in each case as filed with the Securities and Exchange Commission (SEC) and available at http://www.sec.gov, and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in the this Form 8-K.

Any forward-looking statements speak only as to the date this Form 8-K, and the Company does not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events except as otherwise required by law. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Furthermore, it may not be possible for the Company to assess the impact of any such factor on its business (viewed independently or together) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

Additional Information and Where to Find It

This Form 8-K may be deemed to be solicitation material in respect of the proposed acquisition of Remy by BorgWarner. In connection with the proposed acquisition, Remy filed a definitive proxy statement on Schedule 14A on August 18, 2015 (which Remy currently expects to commence disseminating to stockholders of record on or about August 20, 2015) and, as applicable, Remy and BorgWarner have filed and/or may file further relevant materials with the SEC. STOCKHOLDERS OF REMY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING REMY’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN, OR AS APPLICABLE, WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain the documents (including the definitive proxy statement) free of charge at the SEC’s web site, http://www.sec.gov, or the Company’s web site, http://www.remyinc.com under “Investors - SEC Filings”.

Participants in Solicitation

Remy and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Remy common stock in respect of the proposed transaction. Information about the directors and executive officers of Remy is set forth in the proxy statement for Remy’s Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2015. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition filed with the SEC on August 18, 2015.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release issued by Remy International, Inc. dated August 19, 2015.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remy International, Inc.

Date: August 19, 2015	By:	/s/ John J. Pittas
	Name:	John J. Pittas
	Title:	President and CEO

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by Remy International, Inc. dated August 19, 2015.